EXHIBIT 4.2

NUMBER		COMMON STOCK
PRVD	provide-commerce
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP 74373W 10 3
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND NEW YORK, NY

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE OF

                                                                                      Provide Commerce, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:		/s/ William Strauss
CHIEF EXECUTIVE OFFICER
Countersigned and Registered:
EQUISERVE TRUST COMPANY, N.A.	[SEAL OF PROVIDE COMMERCE, INC.]
Transfer Agent and Registrar
By		/s/ Rex E. Bosen
/s/ Illegible		VICE PRESIDENT OF FINANCE AND ACCOUNTING AND SECRETARY
Authorized Officer

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation’s Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT–	Custodian	UNIF TRANS MIN ACT–	Custodian
TEN ENT	— as tenants by the entireties		(Cust) (Minor)		(Cust) (Minor)
JT TEN	— as joint tenants with right of		under Uniform Gifts to Minors		under Uniform Transfers to Minors
	survivorship and not as		Act		Act
	tenants in common		(State)		(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                                                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee of the ordinary shares represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                            Attorney

to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated

X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. ALTERNATIVELY, A DULY NOTARIZED SIGNATURE WILL SUFFICE.